EXHIBIT 10(g)

              SUBORDINATION OF MANAGEMENT/LEASING AGREEMENT TO DEED


     WHEREAS, KOGER RAVINIA, LLC, a Delaware limited liability company ("Owner") and KOGER EQUITY, INC., a Florida corporation ("Manager") have entered into one certain Management Agreement ("Agreement") dated January 31, 2002, covering the management and leasing of the property set out in Exhibit "A" attached hereto and incorporated herein by this reference ("Property"); and

     WHEREAS, Metropolitan Life Insurance Company ("Lender") is making a loan to Owner in the amount of $85,000,000.00 which Loan is evidenced by a note in the aforesaid amount secured by a Deed to Secure Debt and Security Agreement ("Deed") which places a first lien on the Property; and

     WHEREAS, Lender requires the Agreement to be subordinated to the lien of the Deed;

     NOW, THEREFORE, KNOW ALL PEOPLE BY THESE PRESENTS: That the undersigned, for valuable consideration, and to induce Lender to close the Loan, expressly agrees that the Agreement and all rights and duties thereunder shall be and remain and are hereby expressly made SUBORDINATE AND INFERIOR to the Deed securing the payment of the $85,000,000.00 Loan and also agrees that the Deed lien shall be and remain PRIOR AND SUPERIOR to the Agreement and to all of the rights of the undersigned thereunder regardless of how often or in what manner the Loan, together with the lien or liens securing the same, may be renewed, extended, changed or altered.

     EXECUTED AS OF December 17, 2002.

                                             MANAGER:


                                             KOGER EQUITY, INC.


                                             By:      /S/ Christopher L. Becker
                                                --------------------------------
                                                      Christopher L. Becker,
                                                      Senior Vice President
Signed, sealed and delivered
in the presence of:

         /S/ Frederick Boyd
--------------------------------
Unofficial Witness


         /S/ Karen Swenson
--------------------------------
Notary Public

(Notarial Seal)



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                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION




PARCEL ONE (FEE)


ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet West of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(Degree) 03' 05" E a distance of 20.24 feet to a point, thence N 80(degree) 03' 05" E a distance of 839.96 feet to a concrete right-of-way monument; thence N 69(degree) 56' 48" E a distance of 397.59 feet to a point; thence N 00(degree) 59' 05" E a distance of 223.60 feet to a point; thence N 89(degree) 00' 55" W a distance of 132.60 feet to a point, said point being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, run thence N 89(degree) 00' 55" W a distance of 79.22 feet to a point; thence S 45(degree) 59' 05" W a distance of 46.48 feet to a point; thence N 44(degree) 00' 55" W a distance of 41.83 feet to a point, thence N 00(degree) 59' 05" E a distance of
111.72 feet to a point; thence N 20(degree) 58' 57" E a distance of 100.00 feet to a point; thence N 00(degree) 59' 05" E a distance of 131.32 feet to a point; thence N 11(degree) 59' 14" W a distance of 189.52 feet to a point; thence N 00(degree) 59' 05" E a distance of 145.57 feet to a point; thence N 89(degree) 00' 55" W a distance of 45.64 feet to a point, thence S 00(degree) 58' 41" W a distance of 12.44 feet to a point, thence N 89(degree) 01' 19" W a distance of
24.00 feet to a point, thence N 00(degree) 58' 41" E a distance of 63.00 feet to a point; thence N 26(degree) 04' 04" W a distance of 35.19 feet to a point, thence N 00(degree) 58' 41" E a distance of 137.00 feet to a point, thence N 88(degree) 41' 58" E a distance of 27.69 feet to a point, thence S 89(degree) 00' 55" E a distance of 242.00 feet to a point, thence S 00(degree) 59' 05" W with a distance of 683.67 feet to a point, thence S 20(degree) 58' 57" W a distance of 99.40 feet to a point, thence S 00(degree) 59' 05" W a distance of
106.90 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.




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PARCEL TWO (DRAINAGE EASEMENT)

A perpetual non-exclusive easement for drainage over and across the following property:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at a Georgia DOT concrete monument located on the northern right-of-way line of Interstate 285 (having a variable right-of-way width), 20.24 feet west of the northeastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), and run thence N 80(degree) 03' 05" E a distance of 20.24 feet to the point of intersection of the northern right-of-way line of Interstate 285 and the northeastern right-of-way line of Ashford-Dunwoody Road, run in a generally northwesterly and northeasterly direction along said northeastern right-of-way line at Ashford-Dunwoody Road the following courses and distances: N 48(degree) 10' 13" W a distance of 38.00 feet to a point, N 14(degree) 52' 32" W a distance of
25.00 feet to a point; N 11(degree) 44' 52" W a distance of 201.62 feet to a point; N 14(degree) 52' 30" W a distance of 158.10 feet to a point; along the arc of a 1001.75 foot radius curve an arc distance of 77.43 feet to a point (said arc being subtended by a chord bearing N 12(degree) 39' 39" W and having a length of 77.41 feet); N 07(degree) 50' 17" W a distance of 217.35 feet to a point N 00(degree) 46' 26" E a distance of 36.66 feet to a point; along the arc of a 1303.98 foot radius curve an arc distance of 181.44 feet to a point (said arc being subtended by a chord bearing N 09(degree) 02' 44" E and having a length of 181.29 feet); along the arc of a 1,292.982 foot radius curve an arc distance of 166.01 feet to a point, (said arc being subtended by a chord bearing N 23(degree) 14' 59" E and having a length of 165.90 feet); N 17(degree) 31' 00" E a distance of 192.5 feet to a point; N 69(degree) 14' 06" W a distance of 7.00 feet to a point; N 20(degree) 45' 35" E a distance of 247.16 feet to a point; thence departing said northeastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 1,178.29 feet to a point; run thence S 00(degree) 59' 05" W a distance of 1,183.50 feet to a point located along said northern right-of-way line of Interstate 285; run thence in a generally southwesterly direction along said northern right-of-way line of Interstate 285 the following courses and distances; S 69(degree) 56' 48" W a distance of 397.59 feet to a point; S 80(degree) 03' 05" W a distance of 839.96 feet to a point, said point being the TRUE POINT OF BEGINNING.

The above-described property, consisting of 40.7803 acres, is more particularly shown on, and described according to, that certain Composite Plat prepared for Ravinia II Associates and Bogamij N. V. and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated August 5, 1985, last revised November 13, 1985, said plat being incorporated herein by this reference, and made a part of this description.

LESS AND EXCEPT

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.5653 acres and being designated as Lot "A" is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "A") prepared for Ravinia I Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated July 31, 1984, last revised November 13, 1985, recorded in Plat Book 81, page 14, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.


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AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, containing 2.4561 acres and being designated as Lot "A", is more particularly shown on, and described according to that certain Lot Designation Plat (Lot "B") prepared for Ravinia II Associates, Bogamij N.V., and Ticor Title Insurance Company, by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated October 8, 1985, last revised November 13, 1985, recorded in Plat Book 81, page 13, DeKalb County, Georgia Records, which plat is incorporated herein by this reference and hereby made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, being more particularly described as follows:

BEGINNING at a concrete monument found at the intersection of the eastern right-of-way line of Ashford-Dunwoody Road (having a variable right-of-way width), with the northern right-of-way line of Interstate Highway No. 285; run thence in a generally northwesterly, northerly and northeasterly direction along the eastern right-of-way line of Ashford-Dunwoody Road the following courses and distances: N 43(degree) 24' 55" W a distance of 45.55 feet to an iron pin; thence N 17(degree) 28' 40" W a distance of 327.10 feet to an iron pin; thence along the arc of a 1,049.746 foot radius curve concave to the right (having a chord bearing N 01(degree) 38' 28" E and a length of 687.64 feet) an arc distance of 700.57 feet to an iron pin; thence N 20(degree) 45' 35" E a distance of 240.44 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING. From the TRUE POINT OF BEGINNING as thus established, continue along the eastern right-of-way line of Ashford-Dunwoody Road N 20(degree) 45' 35" E a distance of 247.16 feet to an iron pin found; thence leaving the eastern right-of-way line of Ashford-Dunwoody Road, run S 89(degree) 01' 19" E a distance of 203.03 feet to an iron pin placed; thence S 35(degree) 15' 35" W a distance of 280.25 feet to an iron pin placed; thence S 63(degree) 00' 35" W a distance of 88.93 feet to an iron pin placed; thence N 47(degree) 45' 59" W a distance of 58.12 feet to an iron pin placed; thence N 69(degree) 14' 06" W a distance of 7.00 feet to an iron pin placed, said iron pin placed being the TRUE POINT OF BEGINNING.

The above-described property contains .9417 acres and is shown on, and described according to that certain Survey of Police Precinct Parcel for Hines Atlanta Limited, prepared by Hill-Fister Engineers, Inc., Randy Lamon Tibbitts, G.R.L.S. No. 2137, dated May 10, 1985, which survey is incorporated herein by this reference and made a part of this description.

AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 4.5857 acres and is shown as Hotel Site (Includes Water Feature Site) on, and described according to that certain Lot Designation Plat (Hotel Site) prepared for Hines Atlanta Limited and HT/Hines Ravinia Associates, Ltd., prepared by Hill-Fister Engineers, Inc., Randy L. Tibbitts, G.R.L.S. No. 2137, dated June 27, 1984, recorded in Plat Book 77, page 161, DeKalb County, Georgia Records, which certain Lot Designation Plat (Hotel Site) is incorporated herein by this reference and hereby made a part of this description.


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AND LESS AND EXCEPT:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 347 of the 18th District of DeKalb County, Georgia, contains 3.7595 acres (163,763 square feet) and is shown as Lot C on and described according to that certain Lot Designation Plat (Lot C) prepared for Ravinia III Associates Limited Partnership and Ticor Title Insurance Company by Hill-Fister Engineers, Inc., James R. Fister, G.R.L.S. No. 1821, dated September 14, 1989, recorded in Plat Book 90, page 38, DeKalb County, Georgia Records, which survey is incorporated herein and by this reference made a part hereof.


PARCEL THREE (OPEN SPACE/SCENIC EASEMENT)

A non-exclusive easement for the purpose of preserving open space and maintaining such open space as a visual appurtenance, as more fully described in that certain Easement Agreement, dated as of August 1, 1984, by and between Hines Atlanta Limited, a Georgia limited partnership, and Hines Ravinia I, Ltd., a Georgia limited partnership, recorded at Deed Book 5037, page 115, DeKalb County, Georgia Records, as said easement is amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights dated December 13, 1996, between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, recorded at Deed Book 9254, page 693, DeKalb County, Georgia records. The foregoing easements are more fully described in that certain Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, from Hines Atlanta Limited, a Georgia limited partnership, to Ravinia III Associates Limited Partnership, dated September 28, 1989, recorded at Deed Book 6532, page 201, as amended by Amendment to Limited Warranty Deed with Easements, Restrictions, Reservations, Release and Grant of Development Rights, dated December 13, 1996, recorded at Deed Book 9254, page 693, aforesaid records; as affected by Memorandum of Agreement and Second Amendment to Limited Warranty Deed between Hines Atlanta Limited, a Georgia limited partnership, dated as of August 25, 1997, recorded in Deed Book 10696, Page 690, aforesaid Records.

PARCEL FOUR

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Restated Declaration of Covenants, Conditions and Restrictions for Ravinia, dated July 5, 1984, and recorded at Deed Book 5017, page 266, aforesaid records, as modified by Release of Utility Easement Area, dated August 2, 1984, and recorded at Deed Book 5037, page 214, aforesaid records, and as further modified by Release of Utility Easement Area as contained in Limited Warranty Deed with Easements, Restrictions, Release and Grant of Development Rights from Hines Atlanta Limited to Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 201, aforesaid Records.

PARCEL FIVE

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Storm Sewer, Construction and Encroachment Easement Agreement between Ravinia II Associates and Ravinia III Associates Limited Partnership, dated September 28, 1989, and recorded at Deed Book 6532, page 242, aforesaid Records.


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PARCEL SIX

Easements, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Encroachment Easement from Hines Atlanta Limited and Ravinia Property Owners Association, Inc., to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 735, DeKalb County, Georgia Records. NOTE: This Policy insures that, so long as said Encroachment Easement remains in effect, the improvements may remain so long as they shall stand, and that if the same are damaged or destroyed, they may be replaced in substantially the same condition and location.


PARCEL SEVEN (COMMUNICATION LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain Communication Line Easement Agreement between Hines Atlanta Limited and Ravinia Property Owners Association, Inc. and Ravinia III Associates Limited Partnership, dated June 30, 1995, and recorded at Deed Book 9254, page 698, DeKalb County, Georgia Records.


PARCEL EIGHT (SIGN EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of running with the title to the insured land under that certain Sign Easement Agreement between Hines Atlanta Limited and Ravinia III Associates Limited Partnership, dated December 13 1996, and recorded at Deed Book 9254, page 722, DeKalb County, Georgia Records.


PARCEL NINE (GENERAL UTILITY LINE EASEMENT)

Non-exclusive easement, rights and appurtenances inuring to the benefit of and running with the title to the insured land under that certain General Utility Line Easement (and subject to terms and conditions contained therein) from Hines Atlanta Limited and Ravinia Property Owners Association, Inc. to Ravinia III Associates Limited Partnership, dated December 13, 1996, and recorded at Deed Book 9254, page 763, DeKalb County, Georgia.



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